UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
This report constitutes Amendment No. 1 to the Registrant’s Current Report on Form 8-K filed February 10, 2016

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02                           Results of Operations and Financial Condition.

On February 10, 2016, Berry Plastics Group, Inc. (“Berry”) issued a press release regarding its financial results for the quarter ended January 2, 2016.  Berry’s press release was previously furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on February 10, 2016, members of Berry’s management team held a conference call to discuss Berry’s results for the quarter ended January 2, 2016.  A copy of the transcript of such conference is attached as Exhibit 99.2 hereto.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number                                Description

99.1	Press Release dated February 10, 2016 (previously filed)
99.2	Transcript of February 10, 2016 earnings release conference call (furnished herewith)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.

	By:	/s/ Jason K. Greene
Dated: February 11, 2016	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary